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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

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                                 CURRENT REPORT
                     Pursuant To Section 13 Or 15(d) of the
                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 6, 2006

                Corporate Asset Backed Corporation, on behalf of
                CABCO Series 2002-1 Trust (AOL Time Warner Inc.)
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             (Exact Name of Registrant as Specified in its Charter)

           Delaware                   333-61522-01              22-3281571
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  (State or Other Jurisdiction         (Commission            (I.R.S. Employer
       of Incorporation)               File Number)         Identification No.)

                             445 Broad Hollow Road
                                   Suite 239
        Melville, New York                                         11747
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    (Address of Principal Executive Offices)                     (Zip Code)

      Registrant's telephone number, including area code:   (631) 587-4700
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         (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.l4a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.l4d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
     Act (17 CFR 240.13e-4(c))

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Item 8.01   Other Events.

On September 30, 2005, the United States District Court for the Southern District of New York issued a Notice of Proposed $2.65 Billion Settlement of Securities Class Action, Certification of a Settlement Class, Final Approval Hearing, Application For Attorneys' Fees and Expenses, and Proposed Plan of Allocation in connection with litigation titled "In re AOL Time Warner, Inc. Securities & "ERISA" Litigation" (MDL Docket No. 1500, 02 Civ. 5575 (SWK). Under this proposed notice, persons who purchased, exchanged or otherwise acquired publicly traded bonds of Time Warner Inc. (formerly known as AOL Time Warner Inc.) during the period January 11, 2001 through and including August 27, 2002, and were damaged thereby may be entitled to share in a fund established by Time Warner Inc.

On June 14, 2002, the Trust acquired $50,000,000 principal amount of 7.700% Debentures due 2032 issued by AOL Time Warner Inc. and unconditionally guaranteed by America Online, Inc., Time Warner Inc. and two other affiliates. The class A-1 certificates and the class B-1 certificates issued by the Trust together represent, in the aggregate, the entire beneficial ownership interest in the assets of the trust, which consist of those debentures. The holder of a class A-1 certificate holds a beneficial interest in a face amount of those debentures equal to the face amount of that class A-1 certificate, subject to the beneficial interests of the class B-1 certificates and the warrants granted by the holder of each class A-1 certificate. Accordingly, holders of class A-1 certificates who acquired those certificates during the period June 14, 2002 through and including August 27, 2002 may be entitled to share in the settlement fund. Whether or not any holder will, in fact, be entitled to share in the fund will be determined as described on the website mentioned below.

All the information in this Current Report on Form 8-K relating to the proposed settlement is derived from the notice of the settlement, which can be found on the internet at: http://aoltimewarnersettlement.com/. None of the depositor, the underwriter, the swap counterparty, the trustee or any of their affiliates has made, or will make, any investigation of any aspect of the proposed settlement.

If you wish to submit a claim under the proposed settlement, you must submit your claims not later than February 21, 2006. Instructions as to how to submit claims are contained on the website referred to above.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              THE BANK OF NEW YORK, as Trustee of CABCO
                              Series 2002-1 Trust (AOL Time Warner Inc.)

                              By: Yvette Y  Rivera
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                                  Name:  YVETTE Y. RIVERA
                                  Title: ASSISTANT VICE PRESIDENT

Date: February 6, 2006